U.S. WIRELESS DATA, INC.

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of this 3rd day of May, 1999, by and between U.S. WIRELESS DATA, INC., a Colorado corporation (the "Company"), and Dean Michael Leavitt ("Indemnitee").

         WHEREAS, Indemnitee, to be a member of the Board of Directors and an officer as of the next Board meeting and to be an employee of the Company as of this date, performs a valuable service in such capacity for the Company;

         WHEREAS, the stockholders of the Company have adopted Bylaws, as amended (the "Bylaws") providing for the indemnification of the officers, directors, employees and agents of the Company to the maximum extent authorized by the Colorado Corporation Code, as amended (the "CCC");

         WHEREAS, the Bylaws, the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation") and the CCC, by their non-exclusive nature, permit contracts between the Company and the members of its Board of Directors, officers, employees and/or agents with respect to indemnification of such directors, officers, employees or agents;

         WHEREAS, in accordance with the authorization as provided by the CCC, the Company has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance (as modified in accordance with this Agreement, the "D&O insurance") covering certain liabilities which may be incurred by its [directors and officers] in the performance of their duties as directors and officers of the Company;

         WHEREAS, in order to induce Indemnitee to agree to serve as a member of the Board of Directors and officer and employee of the Company, and to enter into the Company's Employment Agreement with Indemnitee, the Company has determined and agreed to enter into this contract with Indemnitee.

         NOW, THEREFORE, in consideration of Indemnitee's service as a director, officer, employee or agent after the date hereof, and for other good and valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


         1. Indemnification of Indemnitee. Without regard to any limitations, restrictions or standards in this Agreement or any document or any other matter relating to this Agreement, the Company hereby agrees and hereby reiterates and confirms its obligation to hold harmless and indemnify Indemnitee and to advance expenses to or on behalf of Indemnitee to the fullest extent authorized or permitted by the provisions of the CCC, as now or hereinafter amended from time

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to time, and/or the Bylaws, as now or as may hereinafter be amended from time to time in accordance with this Agreement. All indemnification and the advancement of expenses in favor of Indemnitee authorized or permitted by the By-Laws, as now or as hereinafter may be amended in accordance with this Agreement, and the CCC, as now or hereinafter amended, is mandatory and not permissive. This Agreement has no adverse effect on the Indemnitee's right to indemnification or the advancement of expenses under the CCC, as now or hereinafter amended from time to time, and/or the Bylaws, as now or as may hereinafter be amended from time to time in accordance with this Agreement, and/or the D&O insurance, and this Agreement is not necessary to create or enforce such rights, although it can, in the discretion of Indemnitee, be used for such purpose. An intent of this Agreement is to encourage and induce Indemnitee to become a director, officer and employee of the Company by providing Indemnitee with the maximum rights and remedies permitted by applicable law with respect to indemnification and the advancement of expenses, it being understood that Indemnitee believes that serving in such capacities involves certain risks and he would not agree to serve in any such capacities absent such protections.

         2.  Additional Indemnity.

                  (a) Subject only to the exclusions set forth in Section 3 hereof, the Company hereby further agrees, as an obligation which is independent and separate from its obligations with respect to indemnification and the advancement of expenses under the D&O insurance, the CCC and other applicable law, as now or hereinafter amended, Section 1 hereof and the Bylaws, as now or hereinafter may be amended from time to time in accordance with this Agreement, as the case may be, to promptly hold harmless and indemnify Indemnitee against any and all costs, expenses (including, without limitation, attorneys' and other professionals' fees and expenses, costs of investigation and costs of attachments and bonds), witness fees, disbursements, decrees, judgments, fines, penalties, assessments, losses, liabilities, charges, claims, damages, interest, and amounts paid in settlement or otherwise actually incurred by Indemnitee and all acts, omissions, neglect, breaches of duties, including, without limitation, any actual or alleged error or misstatement, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or by way of arbitration or other dispute resolution mechanism (including, without limitation, an action by or in the right of the Company and any appeal) to which Indemnitee is, was or at any time becomes a party, a witness or otherwise involved with, or is threatened to be made a party, a witness or otherwise involved with, in connection with, arising from or by reason of or relating to the fact that, Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or any subsidiary of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or is, was or at any becomes involved with the Company (for purposes of clarification, the above indemnification covers Indemnitee's involvement in actions, suits or proceedings commenced prior to May 3, 1999 or arising out of events occurring prior to May 3, 1999); and

                  (b) The Company hereby further agrees that it shall not amend, modify or restate, directly or indirectly, its Articles of Incorporation or Bylaws, without Indemnitee's prior
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
written consent, in any way which would have the effect of limiting indemnification or the advancement of expenses for officers, directors, employees and/or agents provided for in the Bylaws or the CCC, as now or hereinafter amended.

                  (c) The Company hereby further agrees that it shall not amend or change its existing or future D&O insurance or permit it to expire or lapse or not be in effect or fail to pay premiums without Indemnitee's prior written consent, and shall provide Indemnitee evidence of such D&O insurance coverage and payment of its premiums promptly, from time to time, upon request of Indemnitee.

         3. Limitations on Additional Indemnity.

                  No indemnity created pursuant to Section 2(a) hereof shall be paid by the Company:

                            i) As a direct  result  of any  suit in  which final
judgment   (not  subject  to  appeal)  is  rendered  by  a  court  of  competent jurisdiction against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments to such Section;

                           ii) As a direct  result of  Indemnitee's  conduct  on
behalf of the Company which is finally adjudged by a court of competent jurisdiction (not subject to appeal) to have been knowingly fraudulent or to constitute willful misconduct;

                           iii) If a final decision (not subject to appeal) by a
court   having   jurisdiction   in  the  matter   shall   determine   that  such
indemnification is not lawful; and

                           iv) To the extent such  indemnity  would  result in a
double recovery with respect to such losses. Failure to receive or pursue any amounts or recoveries under any insurance, the CCC, the Bylaws or otherwise shall not reduce or limit or constitute a defense, offset or set-off in respect of Indemnitee's rights under this Agreement and failure to receive or pursue any amounts or recoveries under this Agreement shall not reduce or limit or constitute a defense, offset or set-off in respect of Indemnitee's rights under the CCC, the By-Laws or otherwise.

         4. Contribution. If the indemnification provided in Sections 1 and 2 hereof and/or the CCC, as now or hereinafter amended, the Bylaws, as now or hereinafter may be amended from time to time in accordance with this Agreement, and/or the D&O insurance or otherwise, is unavailable in part or in whole by reason of a Court decision described in Section 3(a)(iii) hereof based on grounds other than any of those set forth in paragraphs (i) and (ii) of Section 3(a) hereof, then in respect of any threatened, pending or completed action, suit or proceeding or other indemnifiable matter, the Company shall contribute to the amount of costs, expenses (including, without limitation, attorneys' and other professionals' fees and expenses, costs of investigation and costs of attachments and bonds), witness fees, disbursements, decrees,

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
judgments, fines, penalties, assessments, losses, liabilities, charges, claims, damages, interest, and amounts paid in settlement or otherwise actually incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction or matter from which such action, suit or proceeding or other indemnifiable matter arose, and (ii) the relative fault of the Company and all other directors, officers, agents and employees on the one hand and of Indemnitee on the other in connection with the events which resulted in such costs, expenses (including, without limitation, attorneys' and other professionals' fees and expenses, costs of investigation and costs of attachments and bonds), witness fees, disbursements, decrees, judgments, fines, penalties, assessments, losses, liabilities, charges, claims, damages, interest, and amounts paid in settlement or otherwise, as well as any other relevant equitable considerations. The relative fault of the Company and all other officers, directors, agents and employees on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such costs, expenses, (including, without limitation, attorneys' and other professionals' fees and expenses and costs of investigation and costs of attachments and bonds), witness fees, disbursements, decrees, judgments, fines, penalties, assessments, losses, liabilities, charges, claims, damages, interest, settlement or other amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         5. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, only if a claim in respect thereof is to be made against the Company under Section 2(a) of this Agreement, notify the Company of the commencement thereof; but Indemnitee's omission to notify or delay in notifying the Company will not relieve the Company from any liability which it may have to Indemnitee under Section 2(a) of this Agreement if the Company is not materially prejudiced by the failure to notify or delay in notifying the Company and shall have no effect on Company's indemnification obligations under
Section 1 of this Agreement, the CCC, the By-Laws or other than under this Agreement. Notices under this Section 5 shall be deemed given upon dispatch. The Company shall promptly acknowledge the notice from the Indemnitee. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                  (a) The Company will be entitled to participate therein at its own expense subject to Indemnitee's control where Indemnitee is also involved in the defense of any action, suit or proceeding.

                  (b) Except as otherwise provided below, upon request by Indemnitee, the Company shall, and otherwise the Company may, assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After the Company has assumed the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right

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
to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after the Company's assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; (iii) the Company shall not in fact have employed counsel to assume the defense of such action or such counsel does not at any time diligently conduct such defense; or
(iv) the Company's counsel is not reasonably satisfactory to Indemnitee, in each of which cases (i.e. (i) through (iv) above) the fees and expenses of Indemnitee and Indemnitee's separate counsel shall be paid by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii), (iii) or (iv) above.

                  (c) The Company shall not be liable to indemnify Indemnitee under Section 2(a) of this Agreement for any amounts paid in settlement of any action or claim effected without its written consent which shall be deemed given if any request for consent is not responded to in writing within five days after notice from Indemnitee to Company; provided, however, that no such consent shall be required if 5(b)(i), (ii), (iii) or (iv) applies. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, sanctions, fines or criminal, monetary or other penalties or limitation on Indemnitee without Indemnitee's written consent or to the effect any of 5(b)(i) through (iv) applies. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

         6. Advancement and Repayment of Expenses. Without limiting any rights of Indemnitee under law or the Bylaws, as now or hereinafter may be amended from time to time in accordance with this Agreement, or the D&O insurance:

                  (a) In the event that Indemnitee employs his or her own counsel pursuant to Sections 5(b)(i) through (iv) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative or by way of arbitration or other dispute resolution mechanism, any and all reasonable expenses (including, without limitation, legal and other professionals' fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving from Indemnitee copies of invoices or other reasonable evidence of such expenses presented to Indemnitee for such expenses.

                  (b) Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses advanced by the Company to Indemnitee in investigating or defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of this Agreement, the CCC, the Bylaws or otherwise to be indemnified by the Company for such expenses.

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
         7.  Enforcement.

                  (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a director, officer and employee of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity, although continuing in any such capacity is not necessary for the indemnifications herein to be relied upon as set forth in this Agreement. There are no conditions to the enforcement by Indemnitee of this Agreement. Company's obligations under this Agreement are not subject to offset or set-off for any reason.

                  (b) In the event Indemnitee brings any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's expenses and reasonable fees, including, without limitation, attorneys' and other professionals' fees and expenses, in bringing and pursuing such action.

         8. Subrogation. Only in the event of full payment by Company in respect of any claim under this Agreement, the Company shall be subrogated to the extent of such full payment to all of the rights of recovery of Indemnitee in respect of such claim, who, at the Company's expense, shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         9. Continuation of Obligations; Retroactivity. All agreements and obligations of the Company contained in this Agreement shall continue indefinitely. Without suggestion that Indemnitee could have any liability therefore, notwithstanding anything contained in this Agreement, the agreements and obligations of the Company contained herein shall extend not only during and after Indemnitee's service for the Company but also to any and all activities undertaken by the Company and its directors, officers, agents and employees before Indemnitee's tenure with the Company from the Corporation's date of incorporation through and including the date hereof.

         10. Survival of Rights. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company, and continue indefinitely.

         11. Non-Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Company's Articles of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. Indemnitee may exercise any and all of such rights as frequently as he desires and in any order he chooses, all such rights being cumulative and may be executed concurrently, successively, or otherwise. For purposes of clarification, the parties agree that if the CCC is amended to enhance rights of indemnitees and/or directors, officers, employees and/or agents with respect to indemnification and/or the advancement of expenses, that Indemnitee shall, without further action, be entitled to such enhanced rights and the Company shall, without further action, be bound to such increased obligations.

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
         12. Presumptions. For purposes of this Agreement, to the fullest extent permitted by applicable law, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         13. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible which is legal, valid and enforceable.

         14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado without giving effect to conflict of laws principles.

         15. Binding Effect. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns (including, without limitation, any transferee of all or substantially all of the Company's assets or any successor by merger or operation of law), and shall inure to the benefit of Indemnitee, and his heirs, personal representatives, successors, estates and assigns and to the benefit of the Company, its successors and assigns. The Company shall cause any successor or assign to adopt at least as favorable protection as Company in favor of Indemnitee with regard to indemnification and the advancement of expenses.

         16. Indemnitee was not Member of Board on Date of Agreement; Indemnitee did not Authorize Agreement. The parties agree that Indemnitee is not a member of the Company's Board of Directors on the date of this Agreement and did not in any respect authorize or participate in the decision of the Board of Directors of the Company to authorize the execution or delivery or substance or any aspect of this Agreement.

         17. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing and is signed by both parties hereto.

         18. Further Assurances. Each of the parties shall cooperate and take such actions and execute all further instruments and documents at any time, as any party may reasonably request to effect the terms and purposes of this Agreement.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement on and as of the day and year first above written.


                            U.S. WIRELESS DATA, INC.
                             a Colorado corporation


                            By:  /s/ Rod Stambaugh
                                 -------------------------------
                                     Rod Stambaugh
                                     President


                            INDEMNITEE



                                /s/ Dean M. Leavitt
                                ---------------------------------
                                    Dean Michael Leavitt

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